UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                   OF THE SECURITIES AND EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): March 3, 2004


                         FRIENDLY ICE CREAM CORPORATION
             (Exact name of registrant as specified in its charter)

     Massachusetts                    0-3930                    04-2053130
                                                             (I.R.S. Employer
(State of Incorporation)      (Commission File Number)      Identification No.)

                                1855 Boston Road
                         Wilbraham, Massachusetts 01095

    (Address, including zip code of registrant's principal executive offices)

       Registrant's telephone number, including area code: (413) 543-2400

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)



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ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE

On March 3, 2004, Friendly Ice Cream Corporation issued a press release announcing that it has priced $175 million in aggregate principal amount of 8.375% senior notes due 2012 through a private placement. A copy of the press release is attached as Exhibit 99.1.




ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits:
99.1     March 3, 2004 Press Release by Friendly Ice Cream Corporation.







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SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                FRIENDLY ICE CREAM CORPORATION


                                By:   /s/ PAUL V. HOAGLAND
                                   -----------------------
                                   Name: Paul V. Hoagland
                                   Title:  Executive Vice President of
                                   Administration and Chief Financial
                                   Officer

Date:    March 3, 2004


                                  Exhibit Index

    99.1       March 3, 2004 Press Release by Friendly Ice Cream Corporation